UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------



                                   FORM 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 30, 2001


                      MICROWAVE TRANSMISSION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



            Texas                   000-30722                 75-2197372
  --------------------------    ------------------    --------------------------

 (State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)




                   541 Sterling Drive, Richardson, Texas 75081

               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (972)669-0591

Introductory Note:

         This amendment on Form 8-K(A) amends the current Report on Form 8-K filed by Microwave Transmission Systems, Inc. (the "Company") on August 30, 2001 with respect to the Company's acquisition via merger of CKS Management, Inc. ("CKS"), Viper Communication Systems, Inc. ("Viper") and Epic Communications, Inc. ("Epic"). This Amendment is being filed to correct disclosures in the financial statements of the acquired companies relating to the outstanding shares of preferred stock of such companies.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         Microwave Transmission Systems, Inc., a Texas corporation, hereby amends its report on Form 8-K dated August 30, 2001 to include in Item 7 thereof the following:

         (a)      Financial Statements of Businesses Acquired

                  (i)      CKS Management, Inc.

                  (1)      Report of Independent Auditors

                  (2)      Balance Sheets as of December 31, 1999 and 2000

                  (3) Statements of Operations for the years ended December 31, 1999 and 2000

                  (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                  (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                  (6)      Notes to Financial Statements

         (ii)     Epic Communications, Inc.

                  (1)      Report of Independent Auditors

                  (2)      Balance Sheets as of December 31, 1999 and 2000

                  (3) Statements of Operations for the years ended December 31, 1999 and 2000

                  (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                  (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                  (6)      Notes to Financial Statements

         (iii)    Viper Communication Systems, Inc.

                  (1)      Report of Independent Auditors

                  (2)      Balance Sheets as of December 31, 1999 and 2000

                  (3) Statements of Operations for the years ended December 31, 1999 and 2000

                  (4) Statements of Stockholders' Equity for the years ended December 31, 1999 and 2000

                  (5) Statements of Cash Flows for the years ended December 31, 1999 and 2000

                  (6)      Notes to Financial Statements


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Microwave Transmission Systems, Inc.

Dated:   April 18, 2002                     By: /s/ P. David Spurlin
                                               ---------------------
                                               Name: P. David Spurlin
                                               Title: Chief Executive Officer

         (a)      Financial Statements of Businesses Acquired

                  (i)      CKS MANAGEMENT, INC.




                                TABLE OF CONTENTS

                                                                           Page
Report of Independent Certified Public Accountants                          F-2

Balance Sheets as of December 31, 1999 and 2000                             F-3

Statements of Operations for the Years Ended December 31, 1999 and 2000     F-5

Statements of Stockholders' Equity for the Years Ended December 31, 1999
and 2000                                                                    F-6

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000     F-7

Notes to Financial Statements                                               F-11

                             Daniel L. Lassiter, Jr.
                           Certified Public Accountant
                              670 W. Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                                  972-644-8540



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
CKS Management, Inc.


I have audited the accompanying balance sheets of CKS Management, Inc.(a Texas corporation) as of December 31, 1999 and 2000, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CKS Management, Inc. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for years then ended, in conformity with accounting principles generally accepted in the United States of America.



Daniel L. Lassiter, Jr. CPA
Richardson, Texas
April 27, 2001


                              CKS MANAGEMENT, INC.

                                 BALANCE SHEETS



                                     ASSETS

                                                                  December 31,
                                                          --------------------------
                                                              1999           2000
                                                          -----------    -----------
CURRENT ASSETS
   Cash                                                   $    28,403    $      --
   Accounts Receivable - Note 2
     Trade, net                                               716,025      1,033,509
     Employee and Other                                         5,500         10,083
   Costs in Excess of Billings on Uncompleted Contracts       158,856        123,639
   Prepaid Expenses                                             3,472          4,714
                                                          -----------    -----------

              Total Current Assets                            912,256      1,171,945
                                                          -----------    -----------

LAND, BUILDINGS AND EQUIPMENT
   Land and Building                                             --          280,626
   Furniture and Fixtures                                      16,665         26,708
   Vehicles and Equipment                                     283,245        476,599
   Production Equipment                                        51,475         86,638
                                                          -----------    -----------
                                                              351,385        870,571

   Less Accumulated Depreciation                             (186,715)      (201,852)
                                                          -----------    -----------

              Net Land, Buildings And Equipment               164,670        668,719
                                                          -----------    -----------



              TOTAL ASSETS                                $ 1,076,926    $ 1,840,664
                                                          ===========    ===========


                          The accompanying notes are an
                   integral part of these financial statements


                              CKS MANAGEMENT, INC.

                                 BALANCE SHEETS


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  December 31,
                                                            ----------   ----------
                                                               1999         2000
                                                            ----------   ----------
CURRENT LIABILITIES
   Cash Overdraft                                           $     --     $   24,851
   Note Payable - Note 3                                          --        100,000
   Note Payable-Related Party - Note 7                         272,474      332,454
   Current Maturities of Long-Term Debt - Note 4                42,032       38,084
   Accounts Payable and Accrued Liabilities - Note 5           127,178      190,764
   Current Income Taxes Payable                                 15,201       45,361
   Deferred Income Taxes Payable - Note 6                      187,461      321,206
   Payable to Related Party                                       --           --
                                                            ----------   ----------

              TOTAL CURRENT LIABILITIES                        644,346    1,052,720

LONG-TERM DEBT, NET OF CURRENT MATURITIES - Note 4
                                                                35,507       72,701
                                                            ----------   ----------

              TOTAL LIABILITIES                                679,853    1,125,421
                                                            ----------   ----------

STOCKHOLDERS' EQUITY
   Undesignated Preferred Stock $1.00 par value, 999,000
     shares authorized; none issued                               --           --
   Class A Preferred Stock $1.00 par value, 1,000 shares
     authorized; 510 shares issued and outstanding                 510          510
   Common Stock, $1.00 par value, 1,000,000
     shares authorized; 990 shares issued and outstanding          990          990
   Retained Earnings                                           395,573      713,743
                                                            ----------   ----------

              TOTAL STOCKHOLDERS' EQUITY                       397,073      715,243
                                                            ----------   ----------

              TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                      $1,076,926   $1,840,664
                                                            ==========   ==========



                          The accompanying notes are an
                   integral part of these financial statements

                              CKS MANAGEMENT, INC.

                            STATEMENTS OF OPERATIONS


                                                             YEARS ENDED
                                                             December 31,
                                                     --------------------------
                                                         1999           2000
                                                     -----------    -----------

SALES REVENUE                                        $ 3,319,561    $ 4,944,196

COST OF SALES                                          2,291,792      3,575,946
                                                     -----------    -----------
         GROSS PROFIT                                  1,027,769      1,368,250

GENERAL AND
   ADMINISTRATIVE EXPENSES
                                                         745,070        812,774

   DEPRECIATION                                           69,492         73,663
                                                     -----------    -----------
         OPERATING PROFIT (LOSS)                         213,207        481,813

OTHER INCOME (EXPENSE)
   Interest Expense                                       (5,230)       (17,238)
   Gain on Sale of Assets                                   --           17,500

                                                     -----------    -----------
         INCOME BEFORE INCOME TAXES                      207,977        482,075

PROVISION FOR INCOME TAXES - Note 6
     Current                                              15,201         45,361
     Deferred                                             55,511        118,544
                                                     -----------    -----------
                                                          70,712        163,905
                                                     -----------    -----------

         NET INCOME                                  $   137,265    $   318,170
                                                     ===========    ===========


                          The accompanying notes are an
                   integral part of these financial statements



                              CKS MANAGEMENT, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1999 AND 2000


                          Preferred Stock          Common Stock
                       ---------------------   ---------------------
                       Number of               Number of               Retained
                        Shares      Amount      Shares      Amount     Earnings      Total
                       ---------   ---------   ---------   ---------   ---------   ---------
BALANCE,
   DECEMBER 31, 1998         510   $     510         990   $     990   $ 258,308   $ 259,808

   Net Income               --          --          --          --       137,265     137,265
                       ---------   ---------   ---------   ---------   ---------   ---------

BALANCE,
   DECEMBER 31, 1999         510         510         990         990     395,573     397,073

   Net Income               --          --          --          --       318,170     318,170
                       ---------   ---------   ---------   ---------   ---------   ---------

BALANCE,
   DECEMBER 31, 2000         510         510         990         990     713,743     715,243

   Net Income               --          --          --          --         3,761       3,761
                       ---------   ---------   ---------   ---------   ---------   ---------


                          The accompanying notes are an
                   integral part of these financial statements


                              CKS MANAGEMENT, INC.

                            STATEMENTS OF CASH FLOWS

                                                                        YEARS ENDED
                                                                        December 31,
                                                                   ----------------------
                                                                     1999         2000
                                                                   ---------    ---------
CASH FLOW FROM OPERATING ACTIVITIES
     Net Income                                                    $ 137,265    $ 318,170
       Adjustments to Reconcile Net Income to Net Cash Flow from
         Operating
           Depreciation                                               69,492       73,663
           Gain on Sale of Assets                                       --        (17,500)
           Deferred Taxes                                             55,511      118,544
       Changes in Assets and Liabilities
           Accounts Receivables                                      101,607     (322,067)
           Cost in Excess of Billings on Uncompleted Contracts      (134,879)      35,217
           Prepaid Expenses                                             (973)      (1,242)
           Other Assets                                                 (794)        --
           Cash Overdraft                                            (18,766)      24,851
           Accounts Payable and Accrued Liabilities
                                                                     (58,216)      63,586
           Income Taxes Payable                                         --         45,361
                                                                   ---------    ---------

           NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                     150,247      338,583
                                                                   ---------    ---------

CASH FLOW FROM INVESTING ACTIVITIES
     Purchase of Land, Buildings and Equipment                      (141,018)    (574,212)
     Sale of Equipment                                                  --         14,000
                                                                   ---------    ---------

           NET CASH FLOW (USED) PROVIDED BY INVESTING ACTIVITIES
                                                                    (141,018)    (560,212)
                                                                   ---------    ---------

                                   (Continued)
                   The accompanying notes are an integral part
                          of these financial statements

                                       10


                              CKS MANAGEMENT, INC.

                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)


                                                                        YEARS ENDED
                                                                        December 31,
                                                                  -----------------------
                                                                     1999         2000
                                                                   ---------    ---------

CASH FLOW FROM FINANCING ACTIVITIES

     Proceeds from Borrowing                                          19,174      133,246
     Repayment of Borrowing                                             --           --
     Advances from Related Party                                        --         59,980
     Payments to Related Party                                          --           --
                                                                   ---------    ---------

                NET CASH PROVIDED (USED) BY
FINANCING ACTIVITIES                                                  19,174      193,226
                                                                   ---------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                                                   $  28,403    $ (28,403)

CASH AT THE BEGINNING OF THE PERIOD
                                                                        --         28,403

CASH AT THE END OF THE PERIOD
                                                                   $  28,403    $    --
                                                                   =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
     Cash Paid During the Period for Interest                      $   5,230    $  17,238
                                                                   =========    =========
     Income Taxes                                                  $    --      $  15,201
                                                                   =========    =========


                   The accompanying notes are an integral part
                          of these financial statements

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

Company Organization

     CKS Management, Inc. (the "Company") was organized under the laws of the state of Texas on February 4, 1997. The Company is a closely held company. Preston David Spurlin owns 51% of the common stock issued by the Company. The Company provides contract management services related to the installation and repair of wireless communications transmitting and receiving equipment for providers of wireless communication services. The Company operates primarily in Oklahoma, Texas and Kansas and conducts its business through its offices in Oklahoma City, Oklahoma and Richardson, Texas.

Revenue Recognition

     Revenues from construction and installation contracts are recognized using the completed contract method since the Company's contracts are short-term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Costs in excess of Billings on Uncompleted Contracts" represents costs expended on uncompleted contracts at the end of an accounting period.

Cash and Temporary Investments

     For purposes of reporting cash flows, the company considers all highly liquid investments, purchased with a maturity of three months or less to be cash equivalents.

Depreciation of Property and Equipment

     Depreciation is provided over the estimated useful lives (3-5 years for furniture and fixture; 40 years for buildings; 5 years for vehicles and equipment and 3-10 years for production equipment) of depreciable assets using principally the straight line method of depreciation. Expenditures for maintenance and repairs are expensed, while expenditures for material betterments are capitalized. Cost of property sold or retired and the related accumulated depreciation are removed from the accounts and the resulting gains and losses are included in other income.

Concentrations of Credit Risk

     The Company places its cash and temporary cash investments in what it believes to be high credit quality financial institution. At times such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. At December 31, 2000, the Company had no deposits, which exceeded the FDIC limits.

     The Company grants unsecured credit to its customers, which are located in the Company's market area. Management believes that its billing and collection policies are adequate to minimize potential credit risks.

                                   (Continued)

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising

     Advertising and promotion costs are charged to expense as incurred. Advertising and promotion costs were $25,811and $21,747 for the two years ended December 31, 1999 and 2000, respectively.

Pension Benefit

     All eligible employees of the Company are covered by a deferred contribution profit sharing plan 401 (k) Plan established by the Company. The plan allows for both employees and the Company to contribute to the plan. The Company matches the employee contribution up to specified limits. The Company's matching contributions to the Plan were $35,331 and $49,877 for the years ended December 31, 1999 and 2000, respectively.

Income Taxes

     The Company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the Company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the Company.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Accounting for Long-Lived Assets

     The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets To Be Disposed Of". The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 2000, the Company believes that there has been no impairment of its long-lived assets.


                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 2:  ACCOUNTS RECEIVABLE

     Accounts receivable consists of amounts due on open customer accounts, contract balances billed and sundry accounts receivable. No allowance for bad debts has been provided since management believes that substantially all of the balances in accounts receivable are collectible. The Company did not experience any uncollectible accounts receivable for the years ended
     December 31, 1999 and 2000.


NOTE 3:  NOTES PAYABLE

     At December 31, 2000, the Company had borrowed $100,000 under the terms of an unsecured line of credit with a bank. The note, which is due on demand, bears interest at the banks prime rate plus .5% (9%) at December 31, 2000.

NOTE 4:  LONG-TERM DEBT

         A summary of long-term debt is as follows:
                                                                                   December 31,
                                                                              ----------------------
                                                                                1999         2000
                                                                              ---------    ---------
     8% Note payable to a bank, secured by a
       vehicle, payable in monthly installments of
       $1,037 including interest                                                 77,539       21,586

     Prime plus .5% (8% at December 31, 2000) note payable to a mortgage company, secured by land and building due in monthly installments of
       $2,023, including interest                                                  --         89,199
                                                                              ---------    ---------
                                                                                 77,539      110,785
       Less Current Maturities                                                  (42,032)     (38,084)
                                                                              ---------    ---------
                                                                              $  35,507    $  72,701
                                                                              =========    =========

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 4:  LONG-TERM DEBT (Continued)

     Aggregate maturities of long-term debt payable by year are as follows as of December 31, 2000:

                  Years Ending
                  December 31,                             Amount
                  ------------                           ----------
                      2001                               $   38,084
                      2002                                   25,402
                      2003                                   21,260
                      2004                                   23,025
                      2005                                    3,014
                                                         ----------
                                                         $  110,785

NOTE 5:  ACCRUED LIABILITIES

     Accounts payable and accrued liabilities were comprised of the following:

                                                               December 31,
                                                         -----------------------
                                                            1999         2000
                                                         ----------   ----------

     Accounts Payable                                    $   59,597   $   39,842
     Accrued Expenses                                          --         23,520
     401 (k) Liability                                       31,852       49,877
     Payroll Taxes                                           32,338        6,763
     Accrued Bonuses                                           --         70,000
     Other                                                    3,391          762
                                                         ----------   ----------
                                                         $  127,178   $  190,764
                                                         ==========   ==========

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 6:  INCOME TAXES

     The Company files its tax returns on the cash basis of accounting. The Company has no significant permanent differences in taxable income and income for financial reporting purposes, therefore the total tax provision is thirty four percent (34%) of income before taxes.

     The following is a summary of the Company's net deferred tax assets and liabilities. All of the deferred tax liability is considered current because substantially all of the differences reverse each year.

                                                               December 31,
                                                         -----------------------
                                                            1999         2000
                                                         ----------   ----------

     Deferred Tax Assets
       Fixed assets                                      $  25, 956   $   14,442
       Tax loss carryforward                                 63,780         --
       Accrued liabilities                                     --         23,800
                                                         ----------   ----------
                Total Deferred Tax Assets                    89,736       38,242
                                                         ----------   ----------

       Accounts receivable                                  277,197      359,448
                                                         ----------   ----------
                Total Deferred Tax Liabilities              277,197      359,448
                                                         ----------   ----------

     Net Deferred Tax Liability                          $  187,461   $  321,206
                                                         ==========   ==========

NOTE 7:  RELATED PARTY TRANSACTIONS

     The Company provides management service for and installation and repair services for Microwave Transmission Systems, Inc. ("MTSI") (a publicly traded company of which Mr. Spurlin owns 90%). The Company received $216,571 and $543,115 in revenues from MTSI for the years ending December 31, 1999 and 2000, respectively. The Company's cost of sales includes $526,808 and $1,007,278 related to construction services provided by MTSI for the Company for the years ending December 31, 1999 and 2000, respectively.

     The Company pays MTSI a management fee equal to 2% of its gross revenues for accounting and bookkeeping services. The Company paid MTSI $63,569 and $98,892, during the years ended December 31, 1999 and 2000, respectively for management fees.



                                   (Continued)

                              CKS MANAGEMENT, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 7:  RELATED PARTY TRANSACTIONS (Continued)

     The notes payable to related party (MTSI) are due on demand and bear interest at 9.75%.

     Cost in excess of billings on uncompleted contracts includes $32,117 and $2,158 on jobs performed for MTSI as of December 31, 1999 and 2000.

     The three owners of the Company have entered into a "Shareholder Agreement" which sets out certain restrictions on the election of directors, the sale of the assets of the Company, the issuance or redemption of capital stock in the Company, amendments to the Articles of Incorporation, borrowings by the Company and certain other corporate restrictions.

NOTE 8:  PREFERRED STOCK

     The  Company  has  authorized   999,000  shares  of  Preferred  Stock,  the
designations of which may be established in the future by the Board of Directors, and 1,000 shares of Class A Preferred Stock , of which 510 shares are issued and outstanding. The Class A Preferred Stock is not convertible into common Stock, has no voting rights, has a liquidation value of $200.00 per share, is not redeemable, and does not provide for the payment of dividends.

NOTE 9:  SUBSEQUENT EVENT

         During April of 2001, the Company entered into an agreement to sell all of the assets of the Company to MTSI.

(b)  Financial Statements of Businesses Acquired

     (ii) VIPER COMMUNICATION SYSTEMS, INC.




                                TABLE OF CONTENTS

                                                                           Page
Report of Independent Certified Public Accountants                         F-2

Balance Sheets as of December 31, 1999 and 2000                            F-3

Statements of Operations for the Years Ended December 31, 1999 and 2000    F-5

Statements of Stockholders' Equity for the Years Ended December 31, 1999   F-6

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000    F-7

Notes to Financial Statements                                              F-11

                             Daniel L. Lassiter, Jr.
                           Certified Public Accountant
                              670 W. Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                                  972-644-8540



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


The Board of Directors
Viper Communication Systems, Inc.


I have audited the accompanying balance sheets of Viper Communication Systems, Inc. (a Texas corporation) as of December 31, 1999 and 2000, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Viper Communication Systems, Inc. as of December 31, 1999 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



Daniel L. Lassiter, Jr. CPA
Richardson, Texas
June 15, 2001



                        VIPER COMMUNICATION SYSTEMS, INC.

                                 BALANCE SHEETS



                                     ASSETS

                                                                December 31,
                                                         --------------------------
                                                             1999           2000
                                                         -----------    -----------
CURRENT ASSETS
   Cash                                                  $     3,139    $    70,179
   Accounts Receivables
     Trade - Note 2                                          570,744        674,027
     Employee and Other                                       20,777         33,198
   Cost in Excess of Billings on Uncompleted Contracts          --           36,851
   Prepaid Expenses                                            5,145          8,146
   Related Party Receivables                                    --             --
                                                         -----------    -----------

              Total Current Assets                           599,805        822,401
                                                         -----------    -----------

PROPERTY AND EQUIPMENT
   Land and Building                                         136,232        139,787
   Furniture and Fixtures                                     12,574         28,796
   Vehicles and Equipment                                    343,730        397,791
   Production Equipment                                       98,856        129,287
                                                         -----------    -----------
                                                             591,392        695,661

   Less Accumulated Depreciation                            (261,341)      (265,466)
                                                         -----------    -----------

              Net Property and Equipment                     330,051        430,195
                                                         -----------    -----------

OTHER ASSETS
   Deposits                                                      719            719
                                                         -----------    -----------



              TOTAL ASSETS                               $   930,575    $ 1,253,315
                                                         ===========    ===========

                                   (Continued)
                          The accompanying notes are an
                   integral part of these financial statements


                        VIPER COMMUNICATION SYSTEMS, INC.

                                 BALANCE SHEETS



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                   December 31,
                                                             -----------------------
                                                                1999         2000
                                                             ----------   ----------
CURRENT LIABILITIES
   Current Maturities of Long-Term Debt                      $   60,696   $     --
   Notes Payable - Note 3                                          --        100,000
   Accounts Payable                                              20,712       40,727
   Accrued Liabilities - Note 5                                 123,481      168,500
   Income Taxes Payable                                            --         58,475
   Payable to Related Parties - Note 7                           26,789        7,472
   Deferred Income Taxes Payable - Note 6                       204,384      227,347
                                                             ----------   ----------

              TOTAL CURRENT LIABILITIES                         436,062      602,521


LONG-TERM DEBT, excluding current
   installments - Note 4                                        113,545         --
                                                             ----------   ----------

              TOTAL LIABILITIES                                 549,607      602,521
                                                             ----------   ----------

STOCKHOLDERS' EQUITY
   Undesignated Preferred stock $1.00 par value, 999,000
     shares authorized; none outstanding                           --           --
   Class A Preferred stock $1.00 par value, 1,000 shares
     authorized;  510 shares issued and outstanding                 510          510
   Common Stock, $1.00 par value, 1,000,000
     shares authorized; 990 shares; issued and outstanding          990          990
   Retained Earnings                                            379,468      649,294
                                                             ----------   ----------

              TOTAL STOCKHOLDERS' EQUITY                        380,968      650,794
                                                             ----------   ----------

              TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY                       $  930,575   $1,253,315
                                                             ==========   ==========



                          The accompanying notes are an
                   integral part of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF OPERATIONS


                                                             YEARS ENDED
                                                             December 31,
                                                     --------------------------
                                                         1999           2000
                                                     -----------    -----------


SALES
   Labor                                             $ 2,279,370    $ 3,250,869
   Material                                                  954        445,037
                                                     -----------    -----------

         TOTAL SALES                                   2,280,324      3,695,906

COST OF GOODS SOLD                                     1,432,706      2,048,550
                                                     -----------    -----------

         GROSS PROFIT                                    847,618      1,647,356

SELLING, GENERAL AND
   AMINISTRATIVE  EXPENSES
                                                         686,060      1,215,813

DEPRECIATION                                             111,689         77,516
                                                     -----------    -----------

         OPERATING PROFIT                                 49,869        354,027

OTHER INCOME (EXPENSE)
   Other Income                                            7,386         48,146
   Interest Expense                                      (20,586)        (6,137)
   Gain (Loss) on Sale of Assets                            --           12,791
                                                     -----------    -----------

         INCOME BERFORE
INCOME TAXES                                              36,669        408,827
                                                     -----------    -----------

PROVISION FOR
   INCOME TAXES - Note 6
     Current                                                --          116,038
     Deferred                                             12,467         22,963
                                                     -----------    -----------
                                                          12,467        139,001
                                                     -----------    -----------

         NET INCOME                                  $    24,202    $   269,826
                                                     ===========    ===========


                          The accompanying notes are an
                   integral part of these financial statements


                       STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 1999 AND 2000


                                 Preferred Stock           Common Stock
                              ---------------------   ---------------------
                              Number of               Number of               Retained
                               Shares      Amount      Shares      Amount     Earnings      Total
                              ---------   ---------   ---------   ---------   ---------   ---------
BALANCE,
   DECEMBER 31, 1998                510   $     510         990   $     990   $ 355,266   $ 356,766

     Net Income                    --          --          --          --        24,202      24,202
                              ---------   ---------   ---------   ---------   ---------   ---------

BALANCE,
   DECEMBER 31, 1999                510         510         990         990     379,468     380,968

     Net Loss                      --          --          --          --       269,826     269,826
                              ---------   ---------   ---------   ---------   ---------   ---------

BALANCE,
   DECEMBER 31, 2000                510         510         990         990     649,294     650,794

     Net Income (Unaudited)        --          --          --          --       155,681     155,681
                              ---------   ---------   ---------   ---------   ---------   ---------



                          The accompanying notes are an
                   integral part of these financial statements


                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS

                                                                        YEARS ENDED
                                                                        December 31,
                                                                 ----------------------
                                                                   1999         2000
                                                                 ---------    ---------
CASH FLOW FROM OPERATING ACTIVITIES
     Net Income                                                  $  24,202    $ 269,826
       Adjustments to Reconcile Net
Income to Net Cash Flow from
Operating Activities
           Depreciation                                            111,689       77,516
           Loss (Gain) on sale of assets                              --        (12,791)
           Deferred Taxes                                           12,467       22,963
       Changes in Assets and Liabilities
           Accounts Receivables                                     (2,026)    (115,704)
           Cost in Excess of Billings on Uncompleted Contracts
                                                                      --        (36,851)
           Prepaid Expenses                                         13,357       (3,001)
           Other Assets                                               --           --
           Accounts Payable and Accrued Liabilities
                                                                   (59,714)      65,034
           Income Taxes Payable to Related Parties                    --         58,475
                                                                    22,890      (19,317)
                                                                 ---------    ---------

                NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                                   122,865      306,150
                                                                 ---------    ---------

CASH FLOW FROM INVESTING  ACTIVITIES
     Purchase of Land, Buildings and Equipment
                                                                  (122,303)    (164,869)
                                                                 ---------    ---------
                CASH FLOW (USED) BY INVESTING ACTIVITIES
                                                                  (122,303)    (164,869)
                                                                 ---------    ---------


                                   (Continued)
                   The accompanying notes are an integral part
                          of these financial statements


                        VIPER COMMUNICATION SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                                                                 YEARS ENDED
                                                                 December 31,
                                                            ----------------------
                                                              1999         2000
                                                            ---------    ---------
CASH FLOW FROM FINANCING ACTIVITIES

     Proceeds from Borrowing                                    2,012      100,000
     Repayments of Borrowing                                     --       (174,241)
     Advances to Related Party                                   --           --
                                                            ---------    ---------

         NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES
                                                                2,012      (74,241)
                                                            ---------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
                                                            $   2,574    $  67,040

CASH AT THE BEGINNING OF THE PERIOD
                                                                  565        3,139
                                                            ---------    ---------

CASH AT THE END OF THE PERIOD
                                                            $   3,139    $  70,179
                                                            =========    =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

       Cash Paid During the Period for Interest             $  20,586    $   6,137
                                                            =========    =========

       Income Taxes                                         $    --      $  57,563
                                                            =========    =========


                   The accompanying notes are an integral part
                          of these financial statements

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES

Company Organization

     Viper Communication Systems, Inc. (the "Company") was organized under the laws of the state of Texas on June 30, 1997. The Company is a closely held company. Preston David Spurlin owns 51% of the common stock issued by the Company. The Company is primarily engaged in the construction and installation of wireless communications transmitting and receiving equipment for providers of wireless communication services. The Company operates primarily in the state of Florida.

Revenue Recognition

     Revenues from construction and installation contracts are recognized using the completed contract method since the Company's contracts are short-term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Costs in Excess of Billings on Uncompleted Contracts" represents costs expended and unbilled on uncompleted contracts at the end of an accounting period.

Cash and Temporary Investments

     For purposes of reporting cash flows, the company considers all highly liquid investments, purchased with a maturity of three months or less to be cash equivalents.

Depreciation of Property and Equipment

     Depreciation is provided over the estimated useful lives (3-5 years for furniture and fixtures; 40 years for buildings; 5 years for vehicles and equipment and 3-10 years for production equipment) of depreciable assets using principally the straight line method of depreciation. Expenditures for maintenance and repairs are expensed, while expenditures for material betterments are capitalized. Cost of property sold or retired and the related accumulated depreciation are removed from the accounts and the resulting gains and losses are included in other income.

Concentrations of Credit Risk

     The Company places its cash and temporary cash investments in what it believes to be high credit quality financial institutions. At times such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. At December 31, 2000, the Company had no deposits, which exceeded the FDIC limits.

     The Company grants unsecured credit to its customers, which are located in the Company's market area of the state of Florida. Management believes that its billing and collection policies are adequate to minimize potential credit risks.

                                   (Continued)

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 1:  SIGNIFICANT ACCOUNTING POLICIES Continued

Advertising

     Advertising and promotion costs are charged to expense as incurred. Advertising and promotion cost were $11,195, $29,061 and for the two years ended December 31, 1999 and 2000, respectively.

Pension Benefit

     All eligible employees of the Company are covered by a deferred contribution profit sharing plan 401 (k) Plan established by the Company. The plan allows for both employees and the Company to contribute to the plan. The Company matches an employee's contribution up to specified limits. The Company's matching contributions to the Plan were $119,345 and $149,853 for the years ended December 31, 1999 and 2000, respectively.

Income Taxes

     The Company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the Company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the Company.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Accounting for Long-Lived Assets

     The Company has adopted Statement of Financial Accounting Standards No. 121, "Accounting For The Impairment of Long-Lived Assets and For Long-Lived Assets To Be Disposed Of". The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 2000, the Company believes that there has been no impairment of its long-lived assets.

                        VIPER COMMUNICATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 2:  ACCOUNTS RECEIVABLE

     Accounts receivable consists of amounts due on open customer accounts, contract balances billed and sundry accounts receivable. No allowance for bad debts has been provided since management believes that substantially all of the balances in accounts receivable are collectible. For the years ended December 31, 1999 and 2000, the Company recognized no significant losses for uncollectible accounts receivable.

NOTE 3:  NOTE PAYABLE

     At December 31, 2000, the Company had borrowed $100,000 under the terms of an unsecured line of credit with a bank. The line of credit, which is due on demand, bears interest at prime plus .5% (9.0% at December 31, 2000).

NOTE 4:  LONG-TERM DEBT

     Long-term debt at December 31, 1999 consisted of 5 separate notes, due in monthly installments, which were secured by vehicles, land and buildings, all of which were repaid in 2000.

NOTE 5:  ACCRUED LIABILITIES

     Accrued liabilities were comprised of the following:

                                                                December 31,
                                                         -----------------------
                                                            1999         2000
                                                         ----------   ----------

     Accrued Expenses                                    $    5,297   $   35,678
     401 (k) Liability                                      113,905       41,990
     Payroll Taxes                                            4,279       70,570
     Franchise Taxes                                           --         20,000
     Other                                                     --            262
                                                         ----------   ----------
                                                         $  123,481   $  168,500
                                                         ==========   ==========

                        VIPER COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 6:  INCOME TAXES

     The Company files its tax returns on the cash basis of accounting. The Company has no significant permanent differences between taxable income and income for financial reporting purposes, therefore the total tax provision is thirty four percent (34%) of income before income taxes.

     The following is a summary of the Company's net deferred tax assets and liabilities. All of the deferred tax liability is considered current because substantially all of the differences reverse each year.

                                                              December 31,
                                                       -------------------------
                                                           1999          2000
                                                       -----------   -----------

     Fixed assets                                      $    10,331   $    12,437
     Accounts receivable                                   194,053       214,910
                                                       -----------   -----------
     Total Deferred Tax Liability                      $   204,384   $   227,347
                                                       ===========   ===========


NOTE 7:  RELATED PARTY TRANSACTIONS

     The Company provides construction and installation services for Microwave Transmission Systems, Inc. ("MTSI") (a publicly traded company of which Mr. Spurlin owns 90%). The Company earned $351,835, $15,279 and $4,373 in revenues from MTSI for the years ending December 31, 1999 and 2000, respectively. The Company's cost of sales includes $55,000 and $8,874 related to construction services provided by MTSI to the Company for the year ending December 31, 1999 and 2000, respectively.

     The Company pays MTSI a management fee equal to 2% of its gross revenues for accounting and bookkeeping services. The Company paid MTSI $45,778 and $74,914, during the years ended December 31, 1999 and 2000, respectively for management fees.

     The Company owed MTSI $26,789 and $7,472 at December 31, 1999 and 2000 for management fees. Unpaid outstanding balances accrue interest at 9.75%.

     The three owners of the Company have entered into a "Shareholder Agreement" which sets out certain restrictions on the election of directors, the sale of the assets of the Company , the issuance or redemption of capital stock in the Company, amendments to the Articles of Incorporation, borrowings by the Company and certain other corporate restrictions.

                        VIPER COMMUNICATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 1999 and 2000


NOTE 8:  PREFERRED STOCK

     The  Company  has  authorized   999,000  shares  of  Preferred  Stock,  the
designations of which may be established in the future by the Board of Directors, and 1,000 shares of Class A Preferred Stock , of which 510 shares are issued and outstanding. The Class A Preferred Stock is not convertible into common Stock, has no voting rights, has a liquidation value of $200.00 per share, is not redeemable, and does not provide for the payment of dividends.

NOTE 9:  SUBSEQUENT EVENT

     During April of 2001, the Company entered into an agreement to sell all of the assets of the Company to MTSI.

(c)  Financial Statements of Businesses Acquired

          (ii) EPIC COMMUNICATIONS, INC.




                                TABLE OF CONTENTS

                                                                           Page
Report of Independent Certified Public Accountants                         F-2

Balance Sheets as of December 31, 1999 and 2000                            F-3

Statements of Operations for the Years Ended December 31, 1999 and 2000    F-5

Statements of Stockholders' Equity for the Years Ended December 31, 1999   F-6

Statements of Cash Flows for the Years Ended December 31, 1999 and 2000    F-7

Notes to Financial Statements                                              F-11

                             DANIEL L. LASSITER, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                             670 West Campbell Road
                                    Suite 150
                             Richardson, Texas 75080
                               972-644-8540 Office
                                972-680-1615 Fax
                                danll@airmail.net

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

The Board of Directors
Epic Communications Systems, Inc.

I have audited the accompanying balance sheet of Epic Communications, Inc. (a Texas Corporation) as of December 31, 1999 and 2000 and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects the financial position of Epic Communications, Inc. as of December 31, 1999 and 2000 and the results of its operations and it cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.





Daniel L. Lassiter, Jr. CPA
Richardson, Texas
October 22, 2001


                            EPIC COMMUNICATIONS, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1999 AND 2000


                                     ASSETS

                                                                     DECEMBER 31,
                                                                 1999         2000
                                                               ---------    ---------
CURRENT ASSETS
     CASH                                                      $   8,591    $   8,952
     ACCOUNTS RECEIVABLE
         TRADE -- NOTE 4                                          59,107      174,013
         EMPLOYEE AND OTHER                                       76,633       12,287
         COST IN EXCESS OF BILLINGS ON UNCOMPLETED CONTRACTS       4,056       55,420
     PREPAID EXPENSES                                              8,228       27,583
     RECEIVABLES FROM RELATED PARTIES                              1,000        1,000
                                                               ---------    ---------
              TOTAL CURRENT ASSETS                               157,615      279,255

PROPERTY AND EQUIPMENT
     FURNITURE & FIXTURES                                          2,619        8,483
     PRODUCTION EQUIPMENT                                          1,853       24,062
     TRAILERS                                                      1,404        3,666
     AUTOMOBILES                                                  94,928      148,360
                                                               ---------    ---------

     LESS ACCUMULATED DEPRECIATION                                (5,296)     (37,420)
                                                               ---------    ---------
         NET PROPERTY AND EQUIPMENT                               95,508      147,151

OTHER ASSETS
     DEPOSITS                                                      1,495        1,495
                                                               ---------    ---------

              TOTAL ASSETS                                     $ 254,618    $ 427,901
                                                               =========    =========

                                   (CONTINUED)
                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                            EPIC COMMUNICATIONS, INC.
                                  BALANCE SHEET
                           DECEMBER 31, 1999 AND 2000


                      LIABILITIES AND STOCKHOLDER'S EQUITY



                                                                DECEMBER 31,
                                                             1999         2000
                                                           ---------    ---------
CURRENT LIABILITIES
     CURRENT MATURITIES OF LONG TERM DEBT                  $  31,469    $  37,734
     ACCOUNTS PAYABLE -- NOTE 5                               15,243        9,004
     ACCRUED LIABILITIES -- NOTE 6                             7,936       69,849
     INCOME TAXES PAYABLE -- NOTE 2                           22,336      (15,005)
     PAYABLE TO RELATED PARTIES -- NOTE 11                     3,826       63,843
     DEFERRED INCOME TAXES PAYABLE -- NOTE 3                  21,417       55,836
                                                           ---------    ---------
         TOTAL CURRENT LIABILITIES                           102,227      221,261

LONG TERM DEBT
     NOTES PAYABLE -- NOTE 7                                  37,865       37,734
     NOTES PAYABLE TO RELATED PARTIES -- NOTE 8               37,320         --
     LESS CURRENT PORTION OF NOTES PAYABLE                   (31,469)     (37,734)
                                                           ---------    ---------
         TOTAL LONG TERM DEBT                                 43,716         --

         TOTAL LIABILITIES                                   145,943      221,261

STOCKHOLDER'S EQUITY
     CLASS A PREFERRED STOCK, 1,000,000 SHARES
     AUTHORIZED, 10 SHARES OUTSTANDING                            10           10
     COMMON STOCK $1.00 PAR VALUE, 1,000,000 SHARES
     AUTHORIZED; 990 SHARES ISSUED AND OUTSTANDING               990          990
     RETAINED EARNINGS                                       107,675      205,640
                                                           ---------    ---------
         TOTAL STOCKHOLDER'S EQUITY                          108,675      206,640

              TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $ 254,618    $ 427,901
                                                           =========    =========


                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                                INCOME STATEMENT
               FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999 AND
                FOR THE YEAR (12 MONTHS) ENDED DECEMBER 31, 2000




                                                         1999           2000
                                                     -----------    -----------

SALES                                                $   426,863    $ 1,310,650
COST OF GOODS SOLD                                       170,341        812,645
                                                     -----------    -----------
     GROSS PROFIT                                        256,522        498,005

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES              97,615        338,629
DEPRECIATION                                               5,296         32,124
                                                     -----------    -----------

     OPERATING PROFIT                                    153,611        127,252

OTHER INCOME (EXPENSE)
     INTEREST EXPENSE                                     (2,183)       (10,117)
                                                     -----------    -----------

     INCOME BEFORE INCOME TAXES                          151,428        117,135

PROVISION FOR INCOME TAXES
     CURRENT -- NOTE 2                                    22,336        (15,005)
     DEFERRED -- NOTE 3                                   21,417         34,175
                                                     -----------    -----------
     TOTAL INCOME TAXES                                   43,753         19,170

     NET INCOME                                      $   107,675    $    97,965
                                                     ===========    ===========


                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS




                            EPIC COMMUNICATIONS, INC.
                       STATEMENTS OF STOCKHOLDER'S EQUITY
               FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999 AND
                FOR YEAR (TWELVE MONTHS) ENDED DECEMBER 31, 2000




                                  CLASS A
                              PREFERRED STOCK         COMMON STOCK       RETAINED EARNINGS
                              1999       2000       1999       2000       1999       2000
                            --------   --------   --------   --------   --------   --------
BEGINNING BALANCE                  0   $     10   $   --     $    990   $   --     $107,675

NET INCOME                                                               107,675     97,965

ISSUANCE OF  STOCK          $     10       --          990       --         --         --
                            --------   --------   --------   --------   --------   --------

BALANCE DECEMBER 31, 1999   $     10   $     10   $    990   $    990   $107,675   $205,640




                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC.
                             STATEMENT OF CASH FLOWS
                 FOR THE YEAR (5 MONTHS) ENDED DECEMBER 31, 1999
                FOR YEAR (TWELVE MONTHS) ENDED DECEMBER 31, 2000

                                                           1999         2000
                                                         ---------    ---------
CASH FLOW FROM OPERATING ACTIVITIES
      NET INCOME                                         $ 107,675    $  97,965
      ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
         FLOW FROM OPERATING ACTIVITIES
      DEPRECIATION                                           5,296       32,124

      CHANGES IN ASSETS AND LIABILITIES
      ACCOUNTS RECEIVABLE                                  (59,107)    (114,906)
      OTHER RECEIVABLES                                    (76,633)      64,346
      COST IN EXCESS OF BILLINGS                            (8,228)     (51,364)
      PREPAID EXPENSES                                      (4,056)     (19,355)
      REC FROM RELATED PARTIES                              (1,000)        --
      DEPOSITS                                              (1,495)        --
      ACCOUNTS PAYABLE                                      15,243       (6,239)
      ACCRUED LIABILITIES                                   55,515      119,008
                                                         ---------    ---------
      NET CASH PROVIDED BY OPERATING ACTIVITIES             33,210      121,579

CASH FLOW FROM INVESTING ACTIVITIES
      PURCHASE OF FIXED ASSETS                            (100,804)     (83,767)
                                                         ---------    ---------
      NET CASH FLOW (USED) BY INVESTING ACTIVITIES        (100,804)     (83,767)

CASH FLOW FROM FINANCING ACTIVITIES
      PROCEEDS FROM THE SALE OF COMPANY STOCK                1,000
      PROCEEDS FROM BORROWING                               75,185      (37,451)
                                                         ---------    ---------
      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES      76,185      (37,451)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS     $   8,591    $     361

CASH AT THE BEGINNING OF PERIOD                          $    --      $   8,591

CASH AT THE END OF PERIOD                                $   8,591    $   8,952
                                                         =========    =========



                          THE ACCOMPANYING NOTES ARE AN
                   INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            EPIC COMMUNICATIONS, INC
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000

Note 1 - Significant Accounting Policies

This summary of significant accounting policies of Epic Communications, Inc. is presented to assist in the understanding of the company's financial statements. The financial statements and notes are representations of the company's management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Company Organization

Epic Communications, Inc. was organized under the laws of Texas on August 3, 1999. the company is closely held. Preston David Spurlin owns 51% of the common stock issued by the company. The company is primarily engaged in the construction and installation of wireless communications transmitting and receiving equipment for providers of wireless communication services. The company operates primarily in the state of Texas.

Revenue Recognition

Revenues from construction and installation contracts are recognized using the completed contract method. Since the company's contracts are short -term and financial position and results of operations would not vary materially from those that would result from using the percentage of completion method. The asset "Cost in Excess of billings on Uncompleted contracts" represents costs expended and unbilled on uncompleted contracts at the end of an accounting period.

Comparative Financial Statements

The company started operations on August 3, 1999; therefore the financial statements for 1999 are for the five months operations ended December 31, 1999. The financial statements for the year ended December 31, 2000 are for a twelve month period and the financial statements for December 31, 1999 are for a five month period.

Cash and Temporary Investments

For purposes of reporting cash flows, the company considers all highly liquid debt instruments, purchased with a maturity of three months or less to be cash equivalents.



                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000


Accounting for long-lived Assets

The company has adopted statement of financial accounting standards no. 121 "Accounting for The Impairment of Long-lived Assets To Be Disposed of". The company reviews long lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. At December 31, 1999, the company believes that there has been no impairment of its long-lived assets.

Depreciation of Property and Equipment

Depreciation is provided over the estimated useful lives of depreciable assets using principally the straight line method of depreciation. Expenditures for the maintenance and repairs are expensed, while expenditures for the betterments are capitalized. Cost of property sold or retired and related accumulated depreciation are removed from the accounts; the resulting gains and losses are included in income.

Concentrations of Credit Risk

The company places its cash and temporary investments in what it believes to be high credit quality financial institutions. The company did not have any investments in financial institutions in excess of the Federal Deposit Insurance Corporation (FDIC) limits.

The company grants unsecured credit to its customers, which are located in the company's market area of the state of Texas. Management believes that its billing and collection policies are adequate to minimize potential credit risks.

Restrictions on cash

There are no restrictions on cash.

Taxes

All taxes including payroll and sales tax are current.



                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 AND 2000

Advertising

Advertising and promotion cost s are charged to expense as incurred. Advertising and promotion cost were $633 for the five months ended December 31, 1999 and $11,461 for the twelve months ended December 31, 2000.

Pension Benefits

All eligible employees of the company are covered by a deferred contribution profit sharing plan 401 (k) plan. The plan allows for both employees and the company to contribute to the plan. The company matches the employees contribution to specified limits. The company's matching contributions to the plan were $6,345 for the five months ended December 31, 1999 and$45,665 for the twelve months ended December 31, 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period and disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Note 2 Income Taxes

The company records income tax expense using the liability method of accounting for deferred income taxes. Under the liability method, deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial statement carrying value and the income tax basis of the company's assets and liabilities. An allowance is recorded when it is more likely than not that any or all of a deferred tax asset will not be realized. The provision for income taxes includes taxes currently payable plus the net change during the accounting period in the deferred tax assets and liabilities recorded by the company. The corporation is classified as a C
Corporation according to the internal revenue code; the corporation's 1999 federal income tax liability of $22,336 and the company did not have a tax liability for 2000. The income tax liability for 1999 and 2000 net taxable income is calculated on a cash basis and the income statements are presented on an accrual basis.



                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000


Note 3  Deferred Income taxes

Principally as a result of the company's books being on an accrual basis and the tax return being prepared on a cash basis, the company had a deferred income tax liability of $21,417 for 1999 and $55,836 for 2000.

Note 4 Accounts Receivable

The accounts receivable are recorded when the service is rendered. As of December 31, 1999 and 2000 the accounts receivable balance were $59,107 and $174,013 respectively and all receivables are current; therefore there is no allowance for bad debt.

Note 5 Accounts Payable

The balance in accounts payable as of December 31, 1999 and 2000 were $15,243 and $9,004 respectively, all payables are current.

Note 6 Accrued Liabilities

Accrued liabilities were comprised of the following as of December 31, 1999 and 2000:

                                                             1999        2000
                                                           ---------   ---------
     Accrued Payroll                                       $   2,103   $   8,487
     401K contributions payable                                5,816      45,236
     Sales tax Payable                                            17       4.492
     Misc. Accrued Expenses                                     --        11,634
                                                           ---------   ---------
     Total                                                 $   7,936   $  69,849

Note 7 Notes Payable

Notes payable to Chase Automotive Finance as of December 31, 1999 were $37,865. The interest rate on these notes is 8.9% per annum. The note payments be retired in September and October 2001. Principal reduction will be $19, 886 in 2000 and $17,979 in 2001.

Notes payable to Chase Automotive Finance as of December 31, 2000 were $18,841. The interest rate on these notes is 8.9% per annum. These notes will be paid off during 2001. Notes Payable to Comerica Bank for $18,099 were paid off during 2001.

                                    Continued

                            EPIC COMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 2000


Note 8 Notes Payable  related Parties

All notes payable to related parties are payable to Microwave Transmission Services, Inc. The balance of the note as of December 31, 1999 is $37,320. The note will be retired between October 1, 2002. The interest rate on this note is 9.6% per annum. Principal reduction of this notes was scheduled to be $11,582.84 in 2000, $12,812.54 in 2001, and $12,924.17 in 2002. This note was paid off ahead of schedule by paying the entire amount due by the end of 2000.

Note 9  Commitments

The company is obligated under a long-term lease for office space. The lease expires August 31, 2001. Minimum lease payments are as follows:

     For the year ended 2000                      $  17,940
     For the period Jan-Aug 2001                     11,960
                                                  ---------
     Total                                        $  29,900

Note 10  Preferred Stock

The Company has authorized 1,000,000 shares of Class A Preferred Stock, of which 10 shares are issued and outstanding. The Class A Preferred Stock is not convertable into common stock, has no voting rights, has a liquidation value of $200.00 per share, is not redeemable, and does not provide for the payment of dividends.

Note 11 Subsequent  Events

All assets of the company were sold to MTSI, Incorporated during 2001.

Note 12 Related Party Transactions

Preston David Spurlin is the majority stock holder in both Epic Communications, Inc,. and MTSI, Incorporated. As of December 31, 1999 MTSI, Incorporated had made loans to Epic communications, Inc, of $37,319.55.

The company had a payable to MTSI, Incorporated as of December 31, 1999 of $3,826 and $63,843 as of December 31, 2000.

The company had loans to it's two stockholders of $510 to David Surplin and $490 to Dwayne Griffin as of December 31, 1999 and 2000.

In August 1999 the company sold David Spurlin 510 shares of company stock and Dwayne Griffin 490 shares of the company stock.